Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED SEPTEMBER 15, 2020

TO THE

PROSPECTUS DATED MAY 1, 2020

BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

Michael J. Turgel serves as a portfolio manager of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Craig P. Russ, Vice President, Co-Director of Bank Loans and Portfolio Manager, and Andrew N. Sveen, CFA, Vice President, Co-Director of Bank Loans and Portfolio Manager, have each managed the Portfolio since its inception in 2010. Michael J. Turgel, CFA, Senior Research Analyst and Portfolio Manager, has managed the Portfolio since September 2020.

In the section entitled “Additional Information About Management – The Subadviser,” the sixth and seventh paragraphs are deleted in their entirety and replaced with the following:

Craig P. Russ is a Vice President, Co-Director of Bank Loan team and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Russ is a co-manager for several Eaton Vance Bank Loan funds and has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 1997.

Andrew N. Sveen, CFA, is a Vice President, Co-Director of Bank Loans and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Sveen has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 1999.

Michael J. Turgel, CFA, is a Senior Research Analyst and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Turgel has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in 2006.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE